UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2008

Pawfect Foods, Inc.

 (Exact name of registrant as specified in its charter)

Florida	333-131722	20-3823853
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

31-51 Steinway Street

Long Island City, NY 11103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this amendment to furnish a Descriptive Memorandum as an exhibit to provide additional information concerning the company after the acquisition of Synergy Pharmaceuticals, Inc. on July 18, 2008.

Item 9.01.              Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

The financial statements required to be filed with this Item 9.01 will be filed no later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)         Pro Forma Financial Information.

The pro forma financial information required to be filed with this Item 9.01 will be filed no later than 71 days after the date this Current Report on Form 8-K is required to be filed

(d)         Exhibits.

2.1                                 Exchange Agreement dated July 11, 2008 among Callisto Pharmaceuticals, Inc., Synergy Pharmaceuticals Inc., the individuals named on the signature page thereto and Pawfect Foods, Inc.#

2.2                                 Amendment to Exchange Agreement  dated July 14, 2008 among Callisto Pharmaceuticals, Inc. Synergy Pharmaceuticals Inc., the individual parties named on the signature page thereto and Pawfect Foods, Inc. #

3.1                                 Form of Amendment to the Articles of Incorporation of Pawfect Foods, Inc. to be filed on July 21, 2008.#

4.1                                 Pawfect Foods, Inc. 2008 Equity Compensation Incentive Plan.#

10.3                           Form of Restricted Stock Agreement*#

10.4                           Form of Executive Non-Statutory Stock Option Agreement*#

10.5                           Form of Non-Executive Non-Statutory Stock Option Agreement*#

99.1                           Descriptive Memorandum

*                       Management contract or compensatory plan or arrangement required to be filed as an exhibit to this form pursuant to Item 601 of Regulation S-K.

#                       Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 22, 2008

PAWFECT FOODS, INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Acting Chief Executive Officer